March 16, 2010

Supplement

SUPPLEMENT DATED MARCH 16, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE FLEXIBLE INCOME PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2009

The second and third paragraphs of the section of the Prospectus entitled "The Portfolio—Portfolio Management" are hereby deleted and replaced with the following:

The Portfolio is managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong, Eric J. Baurmeister, Federico L. Kaune, Christian G. Roth, Dennis M. Schaney and Sanjay Verma, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since 1998 and began managing the Portfolio in February 2005. Mr. Baurmeister has been associated with the Investment Adviser in an investment management capacity since 1997 and began managing the Portfolio in March 2010. Mr. Kaune has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Portfolio in March 2010. Mr. Roth has been associated with the Investment Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Portfolio in March 2010. Mr. Schaney has been associated with the Investment Adviser in an investment management capacity since September 2008 and began managing the Portfolio in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October 2003 to April 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January 1998 to October 2003). Mr. Verma has been associated with the Investment Adviser in an investment management capacity since April 2008 and began managing the Portfolio in August 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003-2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MARCH 16, 2010

Supplement

SUPPLEMENT DATED MARCH 16, 2010 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
Dated May 1, 2009

With respect to the Flexible Income Portfolio, the section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—F. Fund Management—Flexible Income" is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at December 31, 2008 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
W. David Armstrong	18	$3.7 billion	—	—	25	(1)	$6.0 billion(1)
Eric J. Baurmeister*	9	$2.1 billion	22	$2.2 billion	11		$2.3 billion(2)
Federico L. Kaune*	9	$2.1 billion	22	$2.2 billion	11		$2.3 billion(2)
Christian G. Roth*	6	$1.5 billion	13	$7.0 billion	49		$14.0 billion(3)
Dennis M. Schaney	9	$794.0 million	—	—	—		$67.0 million
Sanjay Verma	19	$18.5 billion	—	—	7		$489.8 million

*  Information is as of December 31, 2009.

(1)  Of these other accounts, three accounts with total assets of approximately $1.0 billion had performance based fees.

(2)  Of these other accounts, one account with total assets of approximately $118.8 million in assets, had performance-based fees.

(3)  Of these other accounts, three accounts with a total assets of approximately $968.4 million in assets, had performance-based fees.